Exhibit 1

                    CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Registration
Statement on Form S-8 (No. 333-30085) of Ecology and Environment, Inc. of our report dated July 22, 2002 relating to the financial statements of Ecology and Environment, Inc. 401(k) Plan, which appears in this Form 11-K.


PRICEWATERHOUSECOOPERS LLP
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PRICEWATERHOUSECOOPERS LLP
Buffalo, New York
November 11, 2002